Exhibit 99.2

NORTHEAST UTILITIES AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(Unaudited)

	As of December 31,
(Thousands of Dollars)	2011	2010

ASSETS

Current Assets:
Cash and Cash Equivalents	$6,559	$23,395
Receivables, Net	488,002	523,644
Unbilled Revenues	175,207	208,834
Taxes Receivable	4,931	89,638
Fuel, Materials and Supplies	248,958	244,043
Regulatory Assets	255,144	238,699
Marketable Securities	70,970	78,306
Prepayments and Other Current Assets	107,701	100,441
Total Current Assets	1,357,472	1,507,000

Property, Plant and Equipment, Net	10,403,065	9,567,726

Deferred Debits and Other Assets:
Regulatory Assets	3,267,710	2,756,580
Goodwill	287,591	287,591
Marketable Securities	60,311	51,201
Derivative Assets	98,357	123,242
Other Long-Term Assets	172,560	179,261
Total Deferred Debits and Other Assets	3,886,529	3,397,875

Total Assets	$15,647,066	$14,472,601

The data contained in this report is preliminary and is unaudited.  This report is being submitted for the sole purpose of providing information to present shareholders about Northeast Utilities and Subsidiaries and is not a representation, prospectus, or intended for use in connection with any purchase or sales of securities.

NORTHEAST UTILITIES AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(Unaudited)

	As of December 31,
(Thousands of Dollars)	2011	2010

LIABILITIES AND CAPITALIZATION

Current Liabilities:
Notes Payable to Banks	$317,000	$267,000
Long-Term Debt - Current Portion	331,582	66,286
Accounts Payable	633,282	417,285
Obligations to Third Party Suppliers	75,068	74,659
Accrued Taxes	69,592	107,067
Accrued Interest	69,198	74,740
Regulatory Liabilities	167,844	99,403
Derivative Liabilities	107,558	71,501
Other Current Liabilities	176,558	167,206
Total Current Liabilities	1,947,682	1,345,147

Rate Reduction Bonds	112,260	181,572

Deferred Credits and Other Liabilities:
Accumulated Deferred Income Taxes	1,868,316	1,636,750
Regulatory Liabilities	266,145	339,655
Derivative Liabilities	959,876	909,668
Accrued Pension, SERP and PBOP	1,326,037	1,050,614
Other Long-Term Liabilities	420,011	447,496
Total Deferred Credits and Other Liabilities	4,840,385	4,384,183

Capitalization:
Long-Term Debt	4,614,913	4,632,866

Noncontrolling Interest in Consolidated Subsidiary:
Preferred Stock Not Subject to Mandatory Redemption	116,200	116,200

Equity:
Common Shareholders' Equity:
Common Shares	980,264	978,909
Capital Surplus, Paid In	1,797,884	1,777,592
Retained Earnings	1,651,875	1,452,777
Accumulated Other Comprehensive Loss	(70,686)	(43,370)
Treasury Stock	(346,667)	(354,732)
Common Shareholders' Equity	4,012,670	3,811,176
Noncontrolling Interests	2,956	1,457
Total Equity	4,015,626	3,812,633
Total Capitalization	8,746,739	8,561,699

Total Liabilities and Capitalization	$15,647,066	$14,472,601

The data contained in this report is preliminary and is unaudited.  This report is being submitted for the sole purpose of providing information to present shareholders about Northeast Utilities and Subsidiaries and is not a representation, prospectus, or intended for use in connection with any purchase or sales of securities.

NORTHEAST UTILITIES AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME
(Unaudited)

	For the Three Months Ended December 31,
(Thousands of Dollars, Except Share Information)	2011	2010

Operating Revenues	$1,068,033	$1,203,985

Operating Expenses:
Fuel, Purchased and Net Interchange Power	366,333	445,931
Other Operating Expenses	273,820	270,008
Maintenance	66,241	47,878
Depreciation	79,408	72,052
Amortization of Regulatory Assets, Net	8,705	44,685
Amortization of Rate Reduction Bonds	17,865	57,870
Taxes Other Than Income Taxes	70,792	70,311
Total Operating Expenses	883,164	1,008,735
Operating Income	184,869	195,250

Interest Expense:
Interest on Long-Term Debt	59,725	57,496
Interest on Rate Reduction Bonds	1,722	3,589
Other Interest	4,262	(24,151)
Interest Expense	65,709	36,934
Other Income, Net	8,638	22,190
Income Before Income Tax Expense	127,798	180,506
Income Tax Expense	13,019	49,282
Net Income	114,779	131,224
Net Income Attributable to Noncontrolling Interests	1,480	1,955
Net Income Attributable to Controlling Interests	$113,299	$129,269

Basic and Diluted Earnings Per Common Share	$0.64	$0.73

Dividends Declared Per Common Share	$0.28	$0.26

Weighted Average Common Shares Outstanding:
Basic	177,645,092	176,870,678
Diluted	178,093,879	177,255,261

The data contained in this report is preliminary and is unaudited.  This report is being submitted for the sole purpose of providing information to present shareholders about Northeast Utilities and Subsidiaries and is not a representation, prospectus, or intended for use in connection with any purchase or sales of securities.

NORTHEAST UTILITIES AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME
(Unaudited)

	For the Years Ended December 31,
(Thousands of Dollars, Except Share Information)	2011	2010	2009

Operating Revenues	$4,465,657	$4,898,167	$5,439,430

Operating Expenses:
Fuel, Purchased and Net Interchange Power	1,580,683	1,985,634	2,629,619
Other Operating Expenses	1,026,192	958,417	1,001,190
Maintenance	271,779	210,283	234,173
Depreciation	302,192	300,737	309,618
Amortization of Regulatory Assets, Net	97,113	95,593	13,315
Amortization of Rate Reduction Bonds	69,912	232,871	217,941
Taxes Other Than Income Taxes	323,610	314,741	282,199
Total Operating Expenses	3,671,481	4,098,276	4,688,055
Operating Income	794,176	799,891	751,375

Interest Expense:
Interest on Long-Term Debt	231,630	231,089	224,712
Interest on Rate Reduction Bonds	8,611	20,573	36,524
Other Interest	10,184	(14,371)	12,401
Interest Expense	250,425	237,291	273,637
Other Income, Net	27,715	41,916	37,801
Income Before Income Tax Expense	571,466	604,516	515,539
Income Tax Expense	170,953	210,409	179,947
Net Income	400,513	394,107	335,592
Net Income Attributable to Noncontrolling Interests	5,820	6,158	5,559
Net Income Attributable to Controlling Interests	$394,693	$387,949	$330,033

Basic Earnings Per Common Share	$2.22	$2.20	$1.91

Diluted Earnings Per Common Share	$2.22	$2.19	$1.91

Weighted Average Common Shares Outstanding:
Basic	177,410,167	176,636,086	172,567,928
Diluted	177,804,568	176,885,387	172,717,246

The data contained in this report is preliminary and is unaudited.  This report is being submitted for the sole purpose of providing information to present shareholders about Northeast Utilities and Subsidiaries and is not a representation, prospectus, or intended for use in connection with any purchase or sales of securities.

NORTHEAST UTILITIES AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

	For the Years Ended December 31,
(Thousands of Dollars)	2011	2010	2009

Operating Activities:
Net Income	$400,513	$394,107	$335,592
Adjustments to Reconcile Net Income to Net Cash Flows
Provided by Operating Activities:
Bad Debt Expense	16,420	31,352	53,947
Depreciation	302,192	300,737	309,618
Deferred Income Taxes	196,761	210,939	125,890
Pension and PBOP Expense	133,000	103,861	58,732
Pension and PBOP Contributions	(191,101)	(90,633)	(37,160)
Regulatory (Under)/Over Recoveries, Net	(76,896)	20,750	37,868
Amortization of Regulatory Assets, Net	97,113	95,593	13,315
Amortization of Rate Reduction Bonds	69,912	232,871	217,941
Derivative Assets and Liabilities	(35,441)	(11,812)	(18,798)
Other	(29,751)	(72,151)	(26,003)
Changes in Current Assets and Liabilities:
Receivables and Unbilled Revenues, Net	17,570	(51,285)	91,081
Fuel, Materials and Supplies	(11,033)	38,126	25,957
Taxes Receivable/Accrued	49,642	(82,103)	16,194
Accounts Payable	18,916	(44,355)	(208,180)
Other Current Assets and Liabilities	12,569	17,466	(6,876)
Net Cash Flows Provided by Operating Activities	970,386	1,093,463	989,118

Investing Activities:
Investments in Property, Plant and Equipment	(1,076,730)	(954,472)	(908,146)
Proceeds from Sales of Marketable Securities	149,441	174,865	208,947
Purchases of Marketable Securities	(151,972)	(177,204)	(211,243)
Proceeds from Sale of Assets	46,841	-	-
Other Investing Activities	13,833	(1,157)	7,963
Net Cash Flows Used in Investing Activities	(1,018,587)	(957,968)	(902,479)

Financing Activities:
Issuance of Common Shares	-	-	383,295
Cash Dividends on Common Shares	(194,555)	(180,542)	(162,381)
Cash Dividends on Preferred Stock	(5,559)	(5,559)	(5,559)
Increase/(Decrease) in Short-Term Debt	50,000	166,687	(518,584)
Issuance of Long-Term Debt	627,500	145,000	462,000
Retirements of Long-Term Debt	(369,586)	(4,286)	(54,286)
Retirements of Rate Reduction Bonds	(69,312)	(260,864)	(244,075)
Other Financing Activities	(7,123)	512	(9,913)
Net Cash Flows Provided by/(Used in) Financing Activities	31,365	(139,052)	(149,503)
Net Decrease in Cash and Cash Equivalents	(16,836)	(3,557)	(62,864)
Cash and Cash Equivalents - Beginning of Year	23,395	26,952	89,816
Cash and Cash Equivalents - End of Year	$6,559	$23,395	$26,952

The data contained in this report is preliminary and is unaudited.  This report is being submitted for the sole purpose of providing information to present shareholders about Northeast Utilities and Subsidiaries and is not a representation, prospectus, or intended for use in connection with any purchase or sales of securities.